FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 20, 2007

GLOBETEL COMMUNICATIONS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23532	88-0292161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 NE 3rd Ave, Suite 1500, Fort Lauderdale FL	33301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 954-332-3759

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

GlobeTel Communications Corp. (the “Company”) today announced that the US District Court for the Southern District of Florida has preliminarily approved the settlements reached in its pending securities class action and a shareholder derivative action filed against certain of its current and former officers and directors.  Pursuant to court order, the full text of the Summary Notice of Class Action and Derivative Action Settlements is attached hereto.  These settlements are subject to final approval of the court.

Item 9.01 Financial Statements and Exhibits

99.1 Summary Notice of Class Action and Derivative Action Settlements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBETEL COMMUNICAITONS CORP.

Date: November 20, 2007	By:	/s/ Jonathan Leinwand
Jonathan Leinwand, Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Summary Notice of Class Action and Derivative Action Settlements